MARATHON PATENT GROUP

May 2013

LEGAL DISCLAIMERS

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of Marathon Patent Group ("MPG") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecast

All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Confidential Information

All information contained in or disclosed in this document, hereinafter called "Confidential Information", is proprietary to us. By accepting the material, the recipient agrees that this Confidential Information will be held in confidence, and will not be reproduced or transferred, either in whole or in pare, without our prior written permission.

The recipient agrees that it will not disclose to any third party or use any Confidential Information disclosed to it by us except when expressly permitted in writing by us. Recipient also agrees that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

MARATHON TODAY

- Marathon (MARA) is an intellectual property company with two divisions, IP Licensing and IP Services
- IP Licensing Division – launches and manages patent licensing campaigns
- IP Services Division – delivers strategic advisory and consulting services to patent holders
- Active Licensing Campaigns
  - CyberFone Systems *(active & performing):* Covers transaction entry system into a database
    - 16 named defendants remain in active suits;
    - 32 SLAs and $15.5 MM in gross recoveries
  - Sampo *(active)*: Covers systems and methods of facilitating multi-party communications
    - 20 named defendants in three active suits in EDTX
    - Complaints filed 3/20/13, 5/3/13, and 5/8/13
  - Relay IP *(active)*: Covers multi-casting and routing technologies
    - 19 named defendants in suit filed in District of Delaware
    - Complaints filed 5/3/13 (17 parties); 5/7/13 (1 party); 5/10/13 (1 party)

HISTORY AND RECENT EVENTS

- Formed through reverse merger with Sampo IP, LLC in November 2012
  - Owner of GroupServe (Sampo IP) Patents
  - Doug Croxall named CEO and Chairman
- Since November, Marathon has:
  - Launched IP Services business
  - Acquired two additional patent portfolios (Relay IP and CyberFone) in April 2013
  - Commenced three licensing campaigns: Sampo IP, Relay IP and CyberFone
  - Announced first settlement and licensing agreement ("SLA") on May 7, 2013 with a leading technology company for cash and intangible assets
- Market Data:
  - $2.9 MM cash on March 31, 2013
  - Exchange/Ticker – OTCBB: MARA
  - Share Price (5/17/13) – $0.46
  - Shares Outstanding (4/30/13) – 51.6 million
  - Market Capitalization – $23.7 million
  - Avg. Daily Volume (30 Day) – 363,000
  - Reverse Split – Filed 14A on 5/1/13 to authorize 1 for 5 up to 1 for 15 reverse split

MARATHON PATENT GROUP

KEY COMPETITIVE STRENGTHS

- Experienced Team: IP licensing, IP development and IP Services
  - Executed multiple licensing campaigns generating more than $90 million in licenses and settlements
  - Sophisticated IP invention, evaluation, acquisition and campaign management capabilities
- Strategic partnership with IP Navigation Group
  - Industry leading IP monetization company – completed more than 600 licensing transactions generating more than $600 million in licenses, settlements and awards
  - Provides Marathon priority access to acquire IP Nav-sourced patent portfolios with the option to outsource subsequent licensing campaigns to IP Nav on behalf of Marathon
- Extensive IP Sourcing Capabilities
  - IP Services engagements identify enforcement opportunities within companies that may not otherwise seek to enforce their patent portfolios
  - IP Nav partnership compounds the sourcing capacity of our Licensing and Enforcement business
- Diversification
  - Within the patent asset class;
  - By revenue stream; and
  - By life-cycle of licensing campaigns
- Differentiated Business Model
  - Build foundation of multiple licensing campaign to provide consistency of revenue and cash flow
  - Use IP Services & IP Navigation for sourcing – opportunities that no other IP company has access to
  - Scalable operations can source and enforce numerous portfolios simultaneously

LICENSING AND ENFORCEMENT BUSINESS

Marathon

- Sophisticated IP evaluation tools and procedures
- Highly-selective IP acquisition process
- Broad IP licensing and enforcement experience
- Proprietary analytics and campaign management tools
- Extensive IP enforcement partner network
- Target 2x to 5x cash-on-cash returns from IP acquisitions



Cash/Equity
Patents
Newly Formed MPG Subsidiary
Cash
% of Recoveries
Cash/Equity
% of Recoveries

Patent Holder

- Individual inventors, corporations, universities, hospitals, etc.
- Limited internal expertise and/or resources to understand market value of patent portfolio
- Limited resources and/or expertise to manage an effective licensing campaign

LICENSING CAMPAIGN

Sampo IP (GroupServe) Social Media Portfolio

- Acquired 11/14/12
- Patents cover a method of facilitating communications and collaboration of a group of plural participants, including dynamic group creation, notification and communication
- Portfolio has an early priority date of **March 13, 1998**
- Complaint filed in EDTX on March 21, 2013 against Siemens Energy, Coldwell Banker, Blue Cross and Blue Shield, Sony Computer Entertainment America, Juniper Networks, Winn-Dixie Stores, and Dell
- Second complaint filed in EDTX on May 3, 2013 against E*Trade Financial Corporate Services Inc., Liberty Mutual Group Inc., Aetna Inc., Avon Products Inc., Starbucks Corporation, Yum! Brands Inc., Hewlett-Packard Company, and Alcatel-Lucent USA Inc.
- Third complaint filed in EDTX on May 8, 2013 against Ambit Energy Holdings, BMC Software, HomeAway, Hoover's, and Ristken Software Services

LICENSING CAMPAIGN

CyberFone Systems, LLC Database Portfolio

- Acquired 4/23/13
- Patents cover transaction entry system into a database
- 42 Assets : 10 US patents, 14 foreign patents, and 18 applications
- Performing asset with 32 existing settlement & licensing agreements ("SLAs")
  - Generated $15.5 in gross recoveries over 18 months
- 18 named defendants remain in cases with additional 50 potential targets
  - Alcatel-Lucent, DHL, Equinox, Federal Express, Neintendo, ZTE, Toshiba, Verifone, Vizio among others
- Announced SLA with leading technology company on May 7, 2013
  - Settled for cash and intangible assets

LICENSING CAMPAIGN

Relay IP (Bell Research Labs) Multicasting/Routing Portfolio

- MOSAID sold to Marathon's subsidiary, Relay IP, on 4/12/2013
- One patent (5,331,637) that is seminal in the area of multicasting/routing
- Marathon selected this patent for several reasons:
  - Seminal patent with broad usage in marketplace
  - End of life – limited buyer competition and thus better pricing for these assets
  - Start relationship with MOSAID as they look to divest more assets
- Pricing terms:
  - Cash upfront and no equity to seller;
  - 5% of gross recoveries to Veterans Hospital in Delaware
- 5/3/2013, 5/7/2013, and 5/10/2013 Relay IP filed in Delaware against 19 defendants including Sprint Nextel Corporation, Juniper Networks, Cisco Systems, Bloomberg L.P., Hitachi Cable America, D-Link Corporation, Avaya, Hewlett-Packard Company, Enterasys Networks, Extreme Networks, TIBCO Software, BT Group, SAVVIS Inc., Zhone Technologies, Huawei Technologies, Allied Telesis, Adtran, Thomson Reuters, and Securities Industry Automation Corp

EXTENSIVE IP PIPELINE

- Active negotiations to acquire high-value patent portfolios including:
  - Cloud Computing Portfolio
  - Location-Based Portfolio
  - Medical Device Portfolio
  - Secure-Database Portfolio
  - Web Technology Portfolio
  - E-Learning Portfolio
- Active discussions with IP Services clients to launch enforcement campaigns
- Growing list of patent portfolios under review

IP SERVICES BUSINESS

Strategic Advisory and Consulting Services

- Develop relationship at senior level of management
- Industry-leading portfolio of capabilities and services
- Proprietary software and analytical tools
- Best-in-class 3rd party data sources
- Supports Licensing and Enforcement business
- Excellent IP sourcing opportunities


IP
R
O
A
D
MAP
Reinforcement
Offense
Alliance
Defense
Portfolio Valuation
Infringement Tracking
Moth Ball IP
Crowd Sourcing
Unprotected IP Opportunities
IP Expansion
Competitor Blocking
IP Matching
IP Adjacencies
Patent Comparison
NPE/Troll Protect
Litigation Support
Competitor Blocking

MANAGEMENT TEAM

Doug Croxall
CEO & Chairman

- Previously the CEO & Owner of LVL Patent Group, a patent enforcement entity
- Chairmen and CEO or Firepond (NASDAQ:FIRE), a configuration software company with a patent portfolio enforced by IP Navigation for $93 million in gross revenues
- Previously employed by Motorola and KPMG
- MBA, Pepperdine University 1995; BA Purdue University 1991

Nate Bradley
CTO

- Previously the CTO Augme Technologies, Inc.
- Involved in the invention and reduction to practice of Augme's foundational Internet & mobile technology patents
- Chairman of the Board of Modavox®, founder of Kino Digital, Kino Communications & Kino Interactive, and on the Board of Directors of Audio Eye, Inc.
- Named inventor on several internet technology patents and IP applications including "Method and System Audible Website Navigation" and "Method and System for Website Navigation by the Visually Impaired"

Jim Crawford
COO

- Previously the CIO Hipcricket/Augme Technologies, Inc.
- Member of the Board of Directors for Augme Technologies, Inc. (2006-2011)
- Experienced in public company compliance, advanced hardware, software and network administration
- Named inventor on several patents pending with the USPTO
- Founder of Kino Communications & Audioeye, Inc.

Doug Bender
SVP Engineering

- Previously the SVP Engineering and IP Development at Augme Technologies, Inc.
- 25 years of engineering, executive management and intellectual property experience
- Inventor and author of more than 75 patents in the communications, IP telephony, and IT markets
- BS Computer Science California Polytechnic University – San Luis Obisbo

MARATHON PATENT GROUP

DIRECTORS

Doug Croxall *CEO & Chairman*	▪ See management bio
William Rosellini *Director*	▪ Mr. Rosellini is the Executive Chairman of Rosellini Scientific, LLC, a leading global provider of rehabilitation medical devices and services. He was the founding CEO of Microtransponder and Lexington Technology Group. He has been named a MTBC Tech Titan and a GSEA Entrepreneur of the Year and has testified to Congress on the importance of non-dilutive funding for inventors and researchers. Mr. Rosellini holds a BA in economics from the University of Dallas, a JD from Hofstra Law, an MBA and MS of Accounting from the University of Texas, a MS of Computational Biology from Rutgers, a MS of Regulatory Science from USC and a MS of Neuroscience from University of Texas.
Craig Nard *Director*	▪ Mr. Nard is a Professor of Law and the Director of the Center for Law, Technology & the Arts and the FUSION program at Case Western Reserve University. He is a Senior Lecturer at the World Intellectual Property Organization Academy in Torino, Italy. Mr. Nard frequently serves as an expert witness and consultant in patent litigation and is widely published in the area of patent law. Mr. Nard clerked for the Honorable Giles S. Rich and Helen W. Nies of the United States Court of Appeals for the Federal Circuit in Washington, D.C. and was a patent litigator in Dallas, Texas. He is a member of the Texas bar, and is licensed to practice before the United States Patent & Trademark Office.
John Stetson *CFO & Director*	▪ Mr. Stetson served as CFO of MPG's predecessor company, American Strategic Minerals. Prior to that he was an Investment Analyst for Heritage Investment Group and worked in the Corporate Finance division of Toll Brothers (TOL). He has a BA in Economics from the University of Pennsylvania.
Stuart Smith *Director*	▪ Mr. Smith is the founding partner of the SmithStag law firm and has practiced law for nearly 25 years litigating against oil companies and other energy-related corporations. In 2001, Smith was lead counsel in an oilfield radiation case that resulted in a verdict of $1.056 billion against ExxonMobil.